UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2016

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1221 McKinney Street, Suite 3840

Houston, Texas 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 27, 2016, GeoMet, Inc. (the “Company,” “GeoMet,” “our,” “we,” “us” or similar terms) issued a press release announcing that the Company intends to file with the Securities and Exchange Commission (the “SEC”) on or before January 29, 2016 a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Exchange Act on Form 15. The Company is filing the Form 15 to terminate the registration under section 12(g) of the Exchange Act of the Company’s common stock, par value $0.001 per share. The Company is also filing the Form 15 to notify the SEC of the suspension of the Company’s periodic reporting obligations under Section 15(d) of the Exchange Act.

After such filing, the Company is not obligated to and will not file current and periodic reports with the SEC for its current fiscal year and does not expect to be obligated to do so for any subsequent fiscal year. Further, after such filing, the Company is not obligated to and will not file an Annual Report on Form 10-K for its previous fiscal year, which ended December 31, 2015.

Although the Company will no longer be filing current and periodic reports with the SEC, after filing the Form 15, the Company may elect to continue to provide information concerning any material developments with respect to any significant transactions for disposing of the Company’s remaining assets, any significant developments in claims, litigation, investigations and any other future events that could materially impact the timing or amount of liquidating distributions, if any, to be made to the Company’s stockholders of record as of the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State, either by press release or other means. However, there is no guaranty that we will do so or that we will continue to provide such information in the future.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements address the anticipated filing of the Company’s Form 15, the Company’s Exchange Act reporting obligations and the Company’s future press releases or updates by other means concerning material developments of the Company, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the SEC. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1

Press Release, dated January 27, 2016, announcing that GeoMet, Inc. intends to file with the Securities and Exchange Commission a Form 15 to suspend its duty to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: January 27, 2016	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Document
99.1

Press Release, dated January 27, 2016, announcing that GeoMet, Inc. intends to file with the Securities and Exchange Commission a Form 15 to suspend its duty to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.